T. Rowe Price Index Trust, Inc.

T. Rowe Price Total Equity Market Index Fund

Supplement to prospectus dated May 1, 2005

This updates the Total Equity Market Index Fund`s prospectus dated May 1, 2005. The Portfolio Management paragraph in Section 3 of the prospectus is amended to reflect the following change:

Effective May 2005, Ken D. Uematsu became Co-chairman of the Total Equity Market Index Fund`s Investment Advisory Committee. Mr. Uematsu, who joined T. Rowe Price in 1997, is an Assistant Vice President of T. Rowe Price Associates, Inc., a Quantitative Analyst in the Systematic Equity Group, and a Vice President and Investment Advisory Committee member for the Equity Index 500 and Extended Equity Market Index Funds.

The date of this supplement is June 30, 2005.

C50-041 6/30/05